UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 18, 2011

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matter to a Vote of Security Holders.

On October 18, 2011, the Company held its Annual Meeting of Stockholders. Four proposals were submitted for vote by security holders: (1) the election of seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified, (2) to approve and ratify the amendment to our Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 355,517,558 shares to 690,000,000 shares, (3) to grant discretionary authority to the Board of Directors until December 31, 2012 (a) to change our state of incorporation from Delaware to Nevada, by merging with a wholly-owned subsidiary to be incorporated in Nevada pursuant to an Agreement and Plan of Merger or (b) determine not to proceed with the reincorporation, and (4) the ratification of the appointment of Demetrius & Company, LLC as the Company's independent registered public accounting firm for 2011.
All of the proposals were approved. The votes with respect to the proposals are set forth below.

(1) Elect seven directors to serve until the next Annual Meeting of Stockholders:

Nominee	Number of Votes For	Number of Votes Withheld

Jerry Treppel	206,630,753	1,917,727

Ashok Nigalaye	206,580,626	1,967,854

Jeenarine Narine	206,636,776	1,911,704

Ram Potti	202,579,926	5,968,554

Barry Dash	207,692,926	855,554

Chris Dick	202,572,217	5,976,263

Jeffrey Whitnell	207,697,926	850,554

(2) Increase the Number of shares of common stock the Company is authorized to issue from 355,517,558 shares to 690,000,000:

Number of Votes FOR	Number of Votes AGAINST	Number of Votes ABSTAINED

299,103,821	24,138,527	2,221,432

(3) Grant discretionary authority to the Board of Directors until December 31, 2012 (a) to change our state of incorporation from Delaware to Nevada, by merging with a wholly-owned subsidiary to be incorporated in Nevada pursuant to an Agreement and Plan of Merger or (b)determine not to proceed with the reincorporation:

Number of Votes FOR	Number of Votes AGAINST	Number of Votes ABSTAINED

206,673,433	1,665,001	1,304,521

(4) Ratify the appointment of Demetrius & Company, LLC as the Company's independent auditor of our financial statements for the fiscal year ending March, 31 2012:

Number of Votes FOR	Number of Votes AGAINST	Number of Votes ABSTAINED

322,429,436	347,567	2,686,780

Item 9.01                 Financial Statements and Exhibits

a)     Not applicable.

b)     Not applicable.

c)      Not applicable.

d)      Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated October 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2011

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick
	Name:	Chris Dick
	Title:	President & Chief Operating Officer